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ATLAS FUNDS

Atlas Assets, Inc.
Supplement dated December 8, 2000 to
Prospectus dated May 1, 2000


Page 16 of the Prospectus is amended to reflect the resignation of John Doney as a Portfolio Manager of the ATLAS GROWTH AND INCOME FUND, effective October 1, 2000. Chris Leavy joined Bruce Bartlett in the management of the fund on that date. Mr. Leavy is a Senior Vice President, Portfolio Manager and a team leader for the Value Team at OppenheimerFunds. From 1997 to 2000, Mr. Leavy was a member of the investment team at Morgan Stanley Investment Management. While at Morgan Stanley, he led the management of approximately $6 billion in large cap equities between 1999 and 2000 and also managed a $900 million small cap mutual fund from 1997 to 1999. From 1995 to 1997, Mr. Leavy worked at Crestar Asset Management, first as an equity analyst and subsequently as a portfolio manager.

Page 17 of the Prospectus is amended to indicate that effective June 2, 2000, Jay W. Tracey, III resigned as a Portfolio Manager of the ATLAS EMERGING GROWTH FUND. Effective October 19, 2000 Laura Granger assumed responsibility for managing the fund. During the interim, the OppenheimerFunds' Growth Team led by Bruce Bartlett assumed management responsibilities for the fund. Prior to joining OppenheimerFunds as a Vice President and Portfolio Manager, Ms. Granger was a Vice President and Portfolio Manager at Fortis Advisors, where since July 1998 she managed a small cap aggressive growth mutual fund. Prior to that, she was a portfolio manager at General Motors Investment Management, where she managed small cap growth assets in General Motors pension and foundation accounts from July 1993 to July 1998. As of December 1999, Susan Switzer no longer assists in the management of the fund.